                               UNITED STATES

                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the

                      Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported) October 14, 2009

DAVIDSON INCOME REAL ESTATE, L.P.

(Exact name of Registrant as specified in its charter)

            Delaware                  0-14530                 62-1242144

 (State or other jurisdiction       (Commission            (I.R.S. Employer

         of incorporation or        File Number)        Identification Number)

           organization)

                               55 Beattie Place

                             Post Office Box 1089

                       Greenville, South Carolina 29602

                   (Address of principal executive offices)

                                (864) 239-1000

                          (Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.

Davidson Income Real Estate, L.P., a Delaware limited partnership (the “Registrant”), owns a 100% interest in AIMCO Covington Pointe, L.P., a Delaware limited partnership (the “Partnership”).  The Partnership owns Covington Pointe Apartments (“Covington Pointe”), a 180-unit apartment complex located in Dallas, Texas.   As previously disclosed, on September 8, 2009 (the “Effective Date”), the Partnership entered into a Purchase and Sale Contract (the “Purchase Contract”) with a third party, Kennedy Wilson Austin, Inc., a Texas corporation (the “Purchaser”), to sell Covington Pointe to the Purchaser for a total sales price of $9,500,000.

As previously disclosed, on October 8, 2009, the Partnership and the Purchaser entered into a First Amendment to the Purchase and Sale Contract pursuant to which the feasibility period was extended to October 14, 2009.

On October 14, 2009, the Partnership and the Purchaser entered into a Second Amendment to the Purchase and Sale Contract (the “Second Amendment”) pursuant to which the feasibility period was further extended from October 14, 2009 to October 16, 2009.

On October 16, 2009, the Partnership and the Purchaser entered into a Third Amendment to the Purchase and Sale Contract (the “Third Amendment”) pursuant to which (i) the Purchaser has agreed to waive the remainder of the feasibility period and (ii) the Partnership agreed to give the Purchaser a credit against the purchase price of $400,000.

This summary of the terms and conditions of the Second and Third Amendments is qualified in its entirety by reference to the Second and Third Amendments, copies of which are attached hereto as exhibits.

Item 9.01   Financial Statements and Exhibits

(d)   Exhibit

10 GGG      Second Amendment to the Purchase and Sale Contract between AIMCO Covington Pointe, L.P., a Delaware limited partnership, and Kennedy Wilson Austin, Inc., a Texas corporation, dated October 14, 2009.

10 HHH      Third Amendment to the Purchase and Sale Contract between AIMCO Covington Pointe, L.P., a Delaware limited partnership, and Kennedy Wilson Austin, Inc., a Texas corporation, dated October 16, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAVIDSON INCOME REAL ESTATE, L.P.

By:   Davidson Diversified Properties, Inc.,

Managing General Partner

By:   /s/Stephen B. Waters

Stephen B. Waters

Senior Director

Date: October 20, 2009